UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 7, 2012


                              ART DIMENSIONS, INC.
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)



       Colorado                       000-53853                80-0182193
--------------------          ------------------------    --------------------
(State or other jurisdiction   (Commission File No.)         (IRS Employer
of incorporation)                                          Identification No.)


                                3636 S. Jason St.
                               Englewood, CO 80113
                  --------------------------------------------
          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code: (303) 781-3377





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Item 5.02. Departure of Directors or Certain  Officers;  Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


     On November 7, 2012, effective October 31, 2012, Kathy Sheehan resigned as the Company's Principal Financial Officer and as a Director of the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 8, 2012            ART DIMENSIONS, INC.



                                   By:/s/ Rebecca Gregarek
                                      ---------------------------------
                                      Rebecca Gregarek, Chief Executive Officer